Exhibit 99.3
                                 ------------
                Computational Materials and/or ABS Term Sheets

                                                                  Exhibit 99.3


[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------


                       Non-MI Covered Loans (Aggregate)
                               ARM  $275,067,028
                                Detailed Report


Summary of Loans in Statistical Calculation Pool                                             Range
(As of Calculation Date)                                                                     -----

Total Number of Loans                                                      974
Total Outstanding Balance                                         $275,067,028
Average Loan Balance                                                  $282,410        $53,500 to $979,920
WA Mortgage Rate                                                        6.341%         4.300% to 9.875%
Net WAC                                                                 5.832%         3.791% to 9.366%
ARM Characteristics
      WA Gross Margin                                                   6.191%         4.000% to 9.750%
      WA Months to First Roll                                               28             19 to 36
      WA First Periodic Cap                                             1.854%         1.000% to 3.000%
      WA Subsequent Periodic Cap                                        1.388%         1.000% to 3.000%
      WA Lifetime Cap                                                  13.129%        10.250% to 16.875%
      WA Lifetime Floor                                                 6.320%         4.050% to 9.875%
WA Original Term (months)                                                  360            360 to 360
WA Remaining Term (months)                                                 359            355 to 360
WA LTV                                                                  78.17%         40.44% to 80.00%
  Percentage of Pool with CLTV > 100%                                    0.00%
  WA Effective LTV (Post MI)                                            78.17%
  Second Liens w/100% CLTV                                               0.00%
WA FICO                                                                    684

Secured by (% of pool)               1st Liens                         100.00%
                                     2nd Liens                           0.00%
Prepayment Penalty at Loan Orig (% of all loans)                        88.04%




-------------------------------------------------------------------------------------------------------------------------
 Top 5 States:        Top 5 Prop:         Doc Types:     Purpose Codes        Occ Codes         Grades      Orig PP Term
 -------------        -----------         ----------     -------------        ---------         ------      ------------
CA      60.29%      SFR      66.17%   STATED    52.52%   PUR     65.30%     OO     98.07%     A   100.00    0      11.96%
FL       6.45%      PUD      20.44%   FULL      47.48%   RCO     33.31%     INV     1.71%                   12      9.00%
VA       5.60%      CND       8.86%                      RNC      1.39%     2H      0.22%                   13      0.10%
NV       5.05%      2 FAM     2.77%                                                                         24     46.73%
AZ       4.71%      4 FAM     0.85%                                                                         36     32.12%
                                                                                                            60      0.09%


-------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------




                                                  Non-MI Covered Loans (Aggregate)
                                                          ARM $275,067,028
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Program
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M - IO - 24          $116,064,181     392  42.19     $296,082     6.373  358.69   682     78.3
2/28 LIB6M - IO - 60           $27,033,558      89   9.83     $303,748     6.262  357.96   693     78.8
3/27 LIB6M - IO - 36          $117,825,826     433  42.84     $272,115     6.338  358.71   684     78.1
3/27 LIB6M - IO - 60           $14,143,462      60   5.14     $235,724     6.251  357.98   684     76.9
-----------------------------------------------------------------------------------------------------------------------------------
                              $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------
                              $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $75,000.00           $189,500       3   0.07      $63,167     6.421  358.34   696     79.5
$75,000.01 - $100,000.00        $1,805,344      20   0.66      $90,267     6.418  358.64   679     77.8
$100,000.01 - $150,000.00      $13,518,524     104   4.91     $129,986     6.533  358.56   676     77.4
$150,000.01 - $200,000.00      $27,372,504     155   9.95     $176,597     6.434  358.60   685     77.2
$200,000.01 - $250,000.00      $33,033,905     145  12.01     $227,820     6.505  358.50   680     77.6
$250,000.01 - $300,000.00      $48,752,869     178  17.72     $273,893     6.313  358.60   682     77.5
$300,000.01 - $350,000.00      $35,309,720     109  12.84     $323,942     6.413  358.61   682     78.6
$350,000.01 - $400,000.00      $44,015,961     117  16.00     $376,205     6.329  358.56   684     79.2
$400,000.01 - $450,000.00      $23,501,577      55   8.54     $427,301     6.251  358.47   692     79.2
$450,000.01 - $500,000.00      $19,889,277      42   7.23     $473,554     6.097  358.69   688     78.8
$500,000.01 - $550,000.00       $8,881,086      17   3.23     $522,417     6.200  358.35   691     78.4
$550,000.01 - $600,000.00       $6,353,400      11   2.31     $577,582     5.906  358.72   673     79.4
$600,000.01 - $650,000.00       $4,376,900       7   1.59     $625,271     6.768  359.14   656     77.3
$650,000.01 - $700,000.00       $4,026,700       6   1.46     $671,117     6.120  359.17   712     76.5
$700,000.01 - $750,000.00         $720,000       1   0.26     $720,000     5.250  359.00   730     80.0
$750,000.01 - $800,000.00       $1,528,000       2   0.56     $764,000     6.085  358.50   679     80.0
$800,000.01 - $850,000.00         $811,841       1   0.30     $811,841     5.375  358.00   674     59.1
> $900,000.00                     $979,920       1   0.36     $979,920     7.000  360.00   758     80.0
-----------------------------------------------------------------------------------------------------------------------------------
                              $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                State
-----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------




                                                  Non-MI Covered Loans (Aggregate)
                                                          ARM $275,067,028
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                                State
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                   $193,500       1   0.07     $193,500     5.250  360.00   646     74.4
Arizona                $12,958,706      62   4.71     $209,011     6.422  358.54   676     78.8
California            $165,848,620     488  60.29     $339,854     6.202  358.61   687     78.0
Colorado                $9,055,473      48   3.29     $188,656     6.300  358.66   682     80.0
Connecticut             $1,370,950       6   0.50     $228,492     6.587  358.74   693     78.0
Delaware                  $336,000       1   0.12     $336,000     7.625  359.00   725     80.0
District of Columbia    $1,209,140       3   0.44     $403,047     6.281  359.00   685     72.4
Florida                $17,752,253      79   6.45     $224,712     6.809  358.57   678     78.1
Georgia                 $1,448,520       8   0.53     $181,065     6.641  358.46   672     80.0
Hawaii                  $2,049,052       6   0.74     $341,509     6.367  358.94   704     80.0
Illinois                $4,184,670      17   1.52     $246,157     6.386  359.01   685     76.6
Indiana                   $198,320       2   0.07      $99,160     5.837  358.00   675     77.0
Kansas                     $86,000       1   0.03      $86,000     6.875  359.00   721     80.0
Kentucky                  $248,800       2   0.09     $124,400     5.778  358.44   723     80.0
Louisiana                  $91,200       1   0.03      $91,200     5.875  359.00   675     80.0
Maine                     $402,920       2   0.15     $201,460     6.345  358.45   670     74.3
Maryland                $5,349,920      21   1.94     $254,758     6.749  358.39   686     79.2
Massachusetts           $1,302,374       5   0.47     $260,475     6.534  359.00   674     80.0
Michigan                $1,670,889      12   0.61     $139,241     6.656  358.81   681     79.5
Minnesota               $1,785,887       8   0.65     $223,236     6.082  358.76   679     77.6
Missouri                  $629,500       5   0.23     $125,900     6.414  358.51   672     79.8
Montana                   $368,000       1   0.13     $368,000     6.880  359.00   692     69.4
Nevada                 $13,879,974      56   5.05     $247,857     6.388  358.38   676     77.5
New Hampshire             $207,920       1   0.08     $207,920     6.875  358.00   725     80.0
New Jersey              $1,343,850       5   0.49     $268,770     6.439  358.49   662     79.9
New Mexico                $240,000       1   0.09     $240,000     9.000  359.00   643     80.0
New York                $2,358,563       8   0.86     $294,820     6.528  359.22   676     71.5
North Carolina            $584,374       4   0.21     $146,094     6.878  358.27   684     80.0
Oregon                  $1,505,684       9   0.55     $167,298     6.631  359.07   682     79.6
Pennsylvania              $782,000       3   0.28     $260,667     6.201  357.99   662     74.3
Rhode Island              $410,400       2   0.15     $205,200     6.888  357.41   712     80.0
South Carolina            $403,990       2   0.15     $201,995     5.743  357.00   730     80.0
Tennessee                 $392,000       3   0.14     $130,667     6.781  359.00   669     72.4
Texas                   $1,398,186       7   0.51     $199,741     6.621  358.50   671     80.0
Utah                    $1,058,439       8   0.38     $132,305     6.062  358.34   679     80.0
Virginia               $15,392,452      55   5.60     $279,863     6.845  358.34   678     79.2
Washington              $5,869,482      27   2.13     $217,388     6.248  358.55   674     79.2
West Virginia             $167,900       1   0.06     $167,900     7.500  358.00   709     80.0
Wisconsin                 $447,120       2   0.16     $223,560     6.726  360.00   659     80.0
Wyoming                    $84,000       1   0.03      $84,000     6.250  359.00   642     70.0
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------





                                                  Non-MI Covered Loans (Aggregate)
                                                          ARM $275,067,028
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                $1,851,000       9   0.67     $205,667     6.310  358.33   669     44.5
50.01 - 55.00           $1,781,000       8   0.65     $222,625     5.789  359.02   686     53.3
55.01 - 60.00           $4,218,341      17   1.53     $248,138     5.867  358.52   670     58.2
60.01 - 65.00           $4,029,400      17   1.46     $237,024     5.873  358.63   670     63.4
65.01 - 70.00           $8,568,446      28   3.12     $306,016     6.442  358.87   676     69.0
70.01 - 75.00          $16,602,069      61   6.04     $272,165     6.303  358.67   678     73.7
75.01 - 80.00         $238,016,771     834  86.53     $285,392     6.361  358.58   685     79.9
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500             $168,800       1   0.06     $168,800     4.300  359.00   763     80.0
4.501 - 5.000           $2,938,093      10   1.07     $293,809     4.914  358.63   674     75.8
5.001 - 5.500          $29,085,627      88  10.57     $330,518     5.376  358.64   683     76.3
5.501 - 6.000          $78,283,730     270  28.46     $289,940     5.828  358.47   690     77.9
6.001 - 6.500          $69,968,459     245  25.44     $285,586     6.319  358.52   685     78.7
6.501 - 7.000          $57,126,053     213  20.77     $268,197     6.794  358.75   680     78.7
7.001 - 7.500          $23,014,976      89   8.37     $258,595     7.328  358.60   677     78.8
7.501 - 8.000           $9,740,476      37   3.54     $263,256     7.782  358.89   676     79.0
8.001 - 8.500           $2,035,890      10   0.74     $203,589     8.278  358.77   665     80.0
8.501 - 9.000           $1,502,824       8   0.55     $187,853     8.800  358.81   672     78.5
9.001 - 9.500             $169,600       1   0.06     $169,600     9.125  358.00   647     80.0
9.501 - 10.000          $1,032,500       2   0.38     $516,250     9.801  359.19   690     72.0
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                   $182,020,949     629  66.17     $289,381     6.266  358.60   683     78.0
PUD                    $56,233,701     202  20.44     $278,385     6.416  358.45   681     78.7
CND                    $24,384,118     105   8.86     $232,230     6.427  358.69   690     78.9
2 FAM                   $7,608,050      23   2.77     $330,785     6.583  359.09   697     76.8
4 FAM                   $2,338,700       6   0.85     $389,783     8.165  359.10   675     71.0
CNDP                    $1,487,760       7   0.54     $212,537     7.180  358.49   674     80.0
3 FAM                     $993,750       2   0.36     $496,875     6.336  358.97   727     77.4
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------






                                                  Non-MI Covered Loans (Aggregate)
                                                          ARM $275,067,028
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                   $179,620,109     629  65.30     $285,565     6.449  358.56   688     79.7
RCO                    $91,624,034     329  33.31     $278,493     6.145  358.66   676     75.3
RNC                     $3,822,884      16   1.39     $238,930     5.960  358.55   676     77.9
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                    $269,757,944     953  98.07     $283,062     6.334  358.59   683     78.3
INV                     $4,691,084      18   1.71     $260,616     6.656  358.57   707     67.8
2H                        $618,000       3   0.22     $206,000     7.234  359.00   687     80.0
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360             $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
STATED INCOME         $144,461,170     494  52.52     $292,432     6.630  358.64   686     78.5
FULL                  $130,605,858     480  47.48     $272,096     6.022  358.54   681     77.8
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                 $449,600       2   0.16     $224,800     5.691  358.40   811     80.0
781 - 800               $3,692,301      12   1.34     $307,692     6.268  358.24   787     80.0
761 - 780               $8,763,492      26   3.19     $337,057     6.152  358.65   768     78.2
741 - 760               $9,348,194      29   3.40     $322,352     6.234  358.51   752     79.1
721 - 740              $21,816,908      72   7.93     $303,013     6.318  358.45   729     78.5
701 - 720              $27,066,030     105   9.84     $257,772     6.284  358.62   710     79.5
681 - 700              $49,969,067     176  18.17     $283,915     6.244  358.54   690     78.7



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------





                                                  Non-MI Covered Loans (Aggregate)
                                                          ARM $275,067,028
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
661 - 680              $66,700,078     239  24.25     $279,080     6.312  358.56   671     77.7
641 - 660              $84,060,081     298  30.56     $282,081     6.476  358.69   650     77.5
621 - 640               $3,201,275      15   1.16     $213,418     6.559  358.65   640     78.8
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                     $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                      $32,909,883     122  11.96     $269,753     6.919  358.80   683     77.3
12                     $24,746,506      76   9.00     $325,612     6.822  358.63   686     79.1
13                        $264,000       1   0.10     $264,000     5.500  357.00   697     80.0
24                    $128,551,139     445  46.73     $288,879     6.273  358.56   683     78.3
36                     $88,359,855     329  32.12     $268,571     6.090  358.56   684     78.1
60                        $235,646       1   0.09     $235,646     7.300  359.00   687     80.0
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                  (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                 WA      CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION     MTR      BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
19 - 24          23   $143,097,739     481  52.02     $297,500     6.352  358.56   684     78.4
25 - 31          31       $539,717       2   0.20     $269,859     6.376  355.00   732     80.0
32 - 37          35   $131,429,572     491  47.78     $267,677     6.329  358.65   683     77.9
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59   684     78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Range of Margin                     (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000             $693,600       4   0.25     $173,400     6.430  358.60   680     80.0
4.001 - 5.000          $11,195,852      43   4.07     $260,369     5.556  358.27   687     76.3
5.001 - 6.000

-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------





                                                  Non-MI Covered Loans (Aggregate)
                                                          ARM $275,067,028
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Range of Margin                    (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
                      $125,004,484     420  45.45     $297,630     5.905  358.55    686    77.7
6.001 - 7.000         $107,231,225     390  38.98     $274,952     6.599  358.61    684    78.7
7.001 - 8.000          $26,541,407      98   9.65     $270,831     7.419  358.80    674    78.9
8.001 - 9.000           $3,303,959      17   1.20     $194,351     7.884  359.08    670    79.1
9.001 - 10.000          $1,096,500       2   0.40     $548,250     7.984  359.12    681    73.8
-----------------------------------------------------------------------------------------------------------------------------------
6.191                 $275,067,028     974 100.00     $282,410     6.341  358.59    684    78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Maximum Rates                 (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500           $399,960       1   0.15     $399,960     6.250  359.00    702    80.0
10.501 - 11.000         $1,065,520       5   0.39     $213,104     6.495  358.72    696    80.0
11.001 - 11.500         $4,799,470      20   1.74     $239,974     5.360  358.34    691    76.5
11.501 - 12.000        $15,642,900      62   5.69     $252,305     5.687  358.07    694    77.0
12.001 - 12.500        $40,691,445     135  14.79     $301,418     5.751  358.48    686    77.5
12.501 - 13.000        $75,246,264     252  27.36     $298,596     5.965  358.52    687    78.0
13.001 - 13.500        $60,624,724     207  22.04     $292,873     6.447  358.60    683    78.5
13.501 - 14.000        $49,156,789     184  17.87     $267,156     6.818  358.82    680    78.8
14.001 - 14.500        $15,777,163      63   5.74     $250,431     7.353  358.75    673    78.7
14.501 - 15.000         $7,629,999      28   2.77     $272,500     7.782  359.08    679    78.9
15.001 - 15.500         $1,327,870       6   0.48     $221,312     8.260  358.99    663    80.0
15.501 - 16.000         $1,502,824       8   0.55     $187,853     8.800  358.81    672    78.5
16.001 - 16.500           $169,600       1   0.06     $169,600     9.125  358.00    647    80.0
16.501 - 17.000         $1,032,500       2   0.38     $516,250     9.801  359.19    690    72.0
-----------------------------------------------------------------------------------------------------------------------------------
13.129                $275,067,028     974 100.00     $282,410     6.341  358.59    684    78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Periodic Rate Cap               (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                     $674,920       3   0.25     $224,973     6.055  358.27    670    76.6
1.500                 $206,656,756     709  75.13     $291,476     6.326  358.75    682    78.1
1.525                     $352,000       1   0.13     $352,000     6.350  358.00    664    80.0
2.000                   $3,263,320      14   1.19     $233,094     6.259  357.92    681    74.7
3.000                  $64,120,031     247  23.31     $259,595     6.398  358.13    691    78.6
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341  358.59    684    78.2
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide
--------------------------                         Computational Materials For
SECURITIES CORPORATION
A Countrywide Capital Markets Company                           CWABS 2005-AB3
------------------------------------------------------------------------------





                                                  Non-MI Covered Loans (Aggregate)
                                                          ARM $275,067,028
                                                           Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Subsequent Periodic Rate Cap               (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                  $62,466,222     244  22.71     $256,009     6.428   358.16   690    78.3
1.500                 $212,328,806     729  77.19     $291,260     6.316   358.72   682    78.1
3.000                     $272,000       1   0.10     $272,000     5.625   358.00   669    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341   358.59   684    78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Lifetime Rate Floor               (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000           $5,519,439      20   2.01     $275,972     5.435   358.42   688    77.3
5.001 - 6.000         $107,384,594     357  39.04     $300,797     5.718   358.52   688    77.5
6.001 - 7.000         $125,721,129     453  45.71     $277,530     6.539   358.62   683    78.6
7.001 - 8.000          $31,701,053     123  11.52     $257,732     7.456   358.70   676    78.9
8.001 - 9.000           $3,538,714      18   1.29     $196,595     8.500   358.79   668    79.4
9.001 - 10.000          $1,202,100       3   0.44     $400,700     9.705   359.02   684    73.2
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341   358.59   684    78.2
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date               (Excludes  0  Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT     # OF   % OF      AVERAGE      GROSS   REMG.           ORIG
DESCRIPTION              BALANCE     LOANS  TOTAL     BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
04/07                     $692,000       2   0.25     $346,000     6.503   355.00   687    79.7
05/07                   $1,088,000       4   0.40     $272,000     6.326   356.00   670    80.0
06/07                   $9,382,126      34   3.41     $275,945     6.060   357.02   690    79.3
07/07                  $52,527,441     177  19.10     $296,765     6.307   358.00   688    78.1
08/07                  $65,752,620     221  23.90     $297,523     6.379   359.00   680    78.5
09/07                  $13,655,552      43   4.96     $317,571     6.596   360.00   685    78.1
04/08                     $539,717       2   0.20     $269,859     6.376   355.00   732    80.0
05/08                   $1,597,619       6   0.58     $266,270     6.137   356.00   703    80.0
06/08                   $5,403,340      22   1.96     $245,606     6.187   357.00   702    78.6
07/08                  $42,694,341     157  15.52     $271,938     6.357   358.00   681    78.1
08/08                  $69,883,460     267  25.41     $261,736     6.283   359.00   682    77.6
09/08                  $11,850,812      39   4.31     $303,867     6.587   360.00   687    78.5
-----------------------------------------------------------------------------------------------------------------------------------
                      $275,067,028     974 100.00     $282,410     6.341   358.59   684    78.2
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.